SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                Date of Report
                (Date of earliest
                event reported):        September 12, 2003


                               FRESH BRANDS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                    000-32825                       39-2019963
---------------              ----------------              -------------------
(State or other              (Commission File                 (IRS Employer
jurisdiction of                   Number)                  Identification No.)
incorporation)


                  2215 Union Avenue, Sheboygan, Wisconsin 53081
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (920) 457-4433
                         -------------------------------
                         (Registrant's telephone number)

Item 9.   Regulation FD Disclosure.
------    ------------------------

     On September 12, 2003, Fresh Brands, Inc. (the "Company") issued a press release announcing the commencement of its search for a new Chief Financial Officer and the termination of its relationship with S. Patric Plumley, its former Chief Financial Officer. A copy of the Company's press release is being furnished as Exhibit 99 to this Current Report.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FRESH BRANDS, INC.



Date: September 12, 2003           By:  /s/ Elwood F. Winn
                                        -------------------------------------
                                        Elwood F. Winn
                                        President and Chief Executive Officer